Exhibit 10.3

CERTAIN INFORMATION INDICATED WITH [***] IN THIS DOCUMENT HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

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MASTER COMMERCIAL TERMS AND SUPPORT SERVICES AGREEMENT

This Master Commercial Terms and Support Services Agreement (this “Agreement”), is effective as of July 29, 2020 (the “Effective Date”), by and between Advantest America, Inc., a Delaware corporation, with a principal place of business at 3061 Zanker Road, San Jose, CA 95134 (“Advantest”) and PDF Solutions, Inc., a Delaware corporation, with a principal place of business at 2858 De La Cruz Boulevard, Santa Clara, CA 95050 (“PDF”). PDF and Advantest are referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Advantest and PDF have entered into that certain Amended and Restated Master Development Agreement dated as of July 06, 2020 (the “Development Agreement”) together with SOW #1 thereto (“[***] SOW”) to collaborate and develop an Integrated Product consisting of a [***] (the combination of the [***] (as defined in the [***] SOW) with Exensio for [***] as developed by the Parties under the Development Agreement and [***] SOW, the “[***] System”); and

WHEREAS, Advantest and PDF now wish to enter into this Agreement to set forth certain agreed upon terms to commercialize the [***] System and to set forth a structure for agreeing on the commercialization, as well as the Parties’ respective support responsibilities, of the [***] System and any other Integrated Products hereunder.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.     DEFINITIONS

In addition to any other definitions set forth in this Agreement, the Development Agreement and the [***] SOW, the following terms are defined as follows:

“Addendum” means any document entitled an “Addendum” to this Agreement, including Addendum 1 entered into on even date herewith, which incorporates this Agreement and/or amends the terms hereof with respect to an Integrated Product through an amendment to this Agreement in accordance with Section 10.8.

“Affiliate” has the meaning ascribed to it in the Development Agreement.

“Commercialize” means the marketing, promoting, offering, and selling (in the form of granting Customer Licenses) of Integrated Products and Support Services.

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“Customer” means any corporation, company, or other entity to which an Integrated Product is licensed in accordance with the terms hereof.

“Customer Agreement” means, with regard to a Customer, the enforceable agreement(s) with such Customer pursuant to which such Customer is granted any Customer License to an Integrated Product or is entitled to receive Support Services.

“Customer License” means all time-based licenses and use rights granted to a Customer in such Customer’s Customer Agreement in or to an Integrated Product, including the Customer Sublicense.

“Customer Sublicense” means the sublicense to a Customer to use each Party’s Licensed Technology included in an Integrated Product, granted to a Customer as part of the Customer License to such Integrated Product in accordance with Section 2.3.

“Error” means, with regard to software Contribution included in an Integrated Product, a material failure to conform to the specifications of such software delivered by the contributing Party to the other Party under the Development Agreement, and any material improper execution or termination of the functioning of such software.

“Future Integrated Product” means a solution developed by the Parties pursuant to an SOW under the Development Agreement that combines Background Technology of Advantest or Advantest-Owned Developed Technology together with, or to interoperate with (e.g., through APIs), Background Technology of PDF or PDF-Owned Developed Technology, whether directly integrated with a Tool System, and, if so integrated, whether integrated with such Tool System before or after such Tool System is sold to an end user.

“Integrated Product” means, for the purpose of this Agreement, (i) the [***] System, and (ii) any Future Integrated Product only as of the Parties’ entering into an Addendum for such Future Integrated Product.

“Licensed Mark” means a Party’s Mark that such Party identifies in writing to the other Party for use with the promotion, marketing, and offer of Integrated Products. PDF’s Licensed Mark’s shall include any “Exensio,” “[***],” and “[***]” and any variations, translations, and transliterations thereof, but for the avoidance of doubt, specifically excludes “[***]” used without “[***].”

“Licensed Technology” means, with respect to PDF, the PDF Technology included in an Integrated Product and, with respect to Advantest, the Advantest Technology included in an Integrated Product.

“Sales Price” means, with regard to a Customer, the net (i.e., after any discount by the Selling Party and Taxes specified in Section 4.4.2 payable thereon) fees for the Integrated Product (however named/listed by the Selling Party in the Customer Agreement) set forth in the Customer Agreement.

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“Subscription Year” means the initial, and each subsequent, full or partial one (1) year period of a Customer License, with the initial such one (1) year period commencing on the starting date of the Customer License, each subsequent such one (1) year period commencing on an anniversary of such starting date, and the last such one (1) year period ending upon the termination or expiration of such Customer License.

“Term” has the meaning set forth in Section 6.1 of this Agreement.

“Tool” means a single unit of equipment combining the hardware, firmware, and software consisting of a Tool System with which a Customer will have the right to use an Integrated Product.

“Tool System” means any proprietary integrated control/operating systems for tools/testers manufactured by Advantest, including  parametric, functional, and system level test (SLT) test systems, lithography, and metrology tools.

2.     COMMERCIALIZATION

2.1     Commercialization of Integrated Products. The Parties will decide and document in Addenda for each Integrated Product, whether such Integrated Product will be sold by one or both Parties and which of them will be responsible for Commercializing (in each case, the Party Commercializing is the “Selling Party” and the other Party in each case is the “Non-Selling Party”). In each case, such Selling Party shall make commercially reasonable efforts to Commercialize Integrated Products and the Support Services in accordance with this Agreement to Customers in accordance with the terms and conditions of this Agreement. In any event, the Selling Party does not have any right under this Agreement to market, promote, offer, sell, license, sublicense, commercialize, exploit, or represent in any way anywhere any product, service, Technology, or Intellectual Property Right of the Non-Selling Party, other than its Licensed Technology that is the subject of an Addendum as part of such Integrated Product. For the avoidance of doubt, except as expressly set forth in this Agreement or an Addendum, nothing herein shall prevent or be deemed to prevent or restrict a Party from, marketing, promoting, offering, selling licensing, commercializing, or exploiting, alone or with any other product, the Party’s respective products, services, Technology, and Intellectual Property Rights, including any versions of the Exensio System by PDF, and any Tool System by Advantest, other than as included in an Integrated Product.

2.2     Licenses.

2.2.1     The Non-Selling Party hereby grants the Selling Party a limited, worldwide, non-sublicensable (except as included in the Customer Sublicense as set forth herein), non-transferable, non-assignable license, during the Term, terminable and revocable upon termination of this Agreement, to sell Customer Licenses to Integrated Products, including Customer Sublicenses to the Non-Selling Party’s Technology included therein (subject to Section 6.3.3(a)), in the course of the Commercialization of such Integrated Product under this Agreement, conditioned on the Selling Party’s payment to the Non-Selling Party of the applicable License Fees under this Agreement.

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2.2.2     In each case, the Non-Selling Party hereby grants the Selling Party a limited, worldwide, non-sublicensable, non-transferable, non-assignable license, during the Term, terminable and revocable upon termination of this Agreement, to use the the Non-Selling Party’s Licensed Marks solely in connection with Commercializing Integrated Products, provided that: (i) for reasons of quality control and otherwise, each Integrated Product meets the quality standards as developed by the Parties under the Development Agreement; and (ii) the Selling Party shall use any Non-Selling Party’s Licensed Mark with such proprietary notices and in accordance with any written guidelines provided by the Non-Selling Party to the Selling Party in advance of such Commercialization, which guidelines may be updated by the Non-Selling Party from time to time upon reasonable written notice to the Selling Party.

2.2.3     Each Party hereby reserves all rights and ownership in and to each of its Marks and does not assign, transfer, convey, or agree to assign, transfer, or convey, any ownership, rights, title, or interest in or to any of its Mark, and does not grant any rights or licenses, expressly or implicitly, in or to any of its Marks (other than the express license in Section 2.2.2 to any Licensed Mark during the Term). Each Party (as the Selling Party) shall not: (i) use the Non-Selling Party’s Marks other than a Licensed Mark as expressly permitted under this Section 2.2.3 or adopt any Mark of the Non-Selling Party or any Mark confusingly similar thereto; (ii) in any way modify, edit, change, amend, translate, transliterate, or customize any Mark of the Non-Selling Party, or combine any of the Non-Selling Party’s Marks with, or use any of the Non-Selling Party’s Marks to give the appearance of any combined Mark with, any other Mark; (iii) register or file any application to register any the Non-Selling Party’s Mark, or any modification, translation, or transliteration thereof, or any Mark confusingly similar with any of them; (iv) claim or assert any ownership or right in or to any Non-Selling Party’s Mark (other than Selling Party’s express license under Section 2.2.2), or challenge the Non-Selling Party’s ownership or rights in or to any of the Non-Selling Party’s Marks, or the validity or enforceability of any of the Non-Selling Party’s Marks; or (v) assist, instigate, or support any third party with any of the foregoing under clauses (i) through (iv).

2.3     Customer Agreements. For Integrated Products, the Selling Party will be responsible for negotiating and entering into a Customer Agreement with each Customer and granting such Customer the Customer License and agreeing to provide to, and performing for, such Customer all Support Services. The Non-Selling Party shall not be a party to, and shall have no contractual rights or obligations under, any Customer Agreement; provided that, for the avoidance of doubt, such lack of contractual privity is not intended to and shall not be deemed to limit or modify such Non-Selling Party’s (1) obligation to provide Second Line Support Services under Section 3.3 of this Agreement or (2) rights to enforce its Intellectual Property Rights with respect to any infringement thereof by any Customer or other third party. The Parties agree that each Customer Agreement will match the effective term of the Customer Licenses to each such Customer, such that an enforceable agreement will continuously be in effect governing such Customer’s use of the applicable Integrated Product. The Selling Party shall ensure that each Customer Agreement includes terms and conditions that are consistent with, and do not affect the rights or obligations of a Party under, this Agreement, including (i) a Customer Sublicense with terms consistent with the resale terms specific to the Non-Selling Party’s Licensed Technology that the Non-Selling Party provides to the Selling Party in connection with entering into Addendum 1 or another Addendum, and (ii) provisions consistent with the terms and conditions in this Agreement. Within [***] calendar days after entering into a Customer Agreement, the Selling Party shall deliver to the Non-Selling Party (a) a copy of the Customer Agreement (subject to consent of the Customer or redaction thereof to protect any of such Customer’s confidential information that is prohibited from being shared with the Non-Selling Party), and (b) a written notice identifying the Integrated Product(s) covered by such Customer Agreement and setting forth the duration of all Customer Licenses included therein and the number of the Tools for which such Customer is entitled to use such Integrated Product(s) during such Customer Licenses.

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3.     SUPPORT SERVICES

3.1     Scope. During the Term and thereafter (solely to the extent required pursuant to Section 6.3), the Parties shall provide to a Customer the support services for Integrated Products, at such support levels, as set forth in Sections 3.2 and 3.3 (collectively, the “Support Services”). If on-site Support Services are required as set forth herein, the Parties obligation is only for the site(s) designated for installation of the Integrated Product in the Customer Agreement with such Customer, as set forth in the applicable Addendum or otherwise agreed by the Parties in advance in writing (the “Designated Sites”). The Selling Party shall contract with each Customer directly for all Support Services, and the Non-Selling Party will provide all Second Line Support Services either to the Selling Party or, if desired by the Selling Party, to Customers as a subcontractor of the Selling Party.

3.2     First Line Support Services. For Integrated Products subject to a Customer License, the Selling Party shall perform and provide to each Customer: first line Support Services (“First Line Support Services”), which shall (i) be generally consistent with the support provided for its products similar to its Licensed Technology in the past, (ii) include 24/7 telephone support (through multiple regions, as necessary) to the Customer if the Integrated Product is an essential component of a Customer’s production capability, (iii) identify and diagnose whether an Error or other problem with the Integrated Product experienced by a Customer is occurring due to the Selling Party’s Licensed Technology or the Non-Selling Party’s Licensed Technology, and (iv) seek to remedy Errors and, if the Selling Party is Advantest, other problems arising from or related to any aspect or part of or pertaining to an Integrated Product affecting a Tool. If the Selling Party, in its reasonable discretion, determines that the Error or other problem with respect to a Tool due to an Integrated Product is occurring due to the Non-Selling Party’s Licensed Technology, the Selling Party shall contact the Non-Selling Party and the Non-Selling Party shall promptly provide Second Line Support Services (as defined below) to such Customer.

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3.3     Second Line Support Services.

3.3.1     For Integrated Products subject to a Customer License, the Non-Selling Party shall perform second line Support Services (“Second Line Support Services”) with respect to the Non-Selling Party’s Licensed Technology, which shall consist generally of remedying Errors in such Licensed Technology identified as part of the First Line Support Services. If the Non-Selling Party determines that an Error arises exclusively from or is exclusively related to any aspect or part of, or pertains to, an Integrated Product other than its Licensed Technology, the Selling Party shall be responsible for remedying and correcting, and shall promptly take the action necessary to remedy and correct, such Error. PDF and Advantest each acknowledge and agree that, as part of Second Line Support Services, it may be necessary for the Non-Selling Party to access the Customer’s network, system, and computers to assess or remedy an Error or problem in its Licensed Technology licensed to such Customer. The Selling Party shall (i) cause each Customer to consent to such access to its network by the Non-Selling Party (e.g., as a subcontractor to the Selling Party), at such time(s) arranged for such access between the Non-Selling Party and such Customer and (ii) notify the Non-Selling Party in writing of any of the Customer’s policies, practices or other requirements applicable to the Non-Selling Party’s access thereto (“Customer Policies”). The Non-Selling Party shall comply with all such Customer Policies and shall promptly notify the Selling Party if the Non-Selling Party determines that it is unable to effectively provide the Second Line Support Services in a manner that complies with such Customer Policies, after which the Parties shall confer and determine in good faith the best course of action to provide the required Second Line Support Services to such Customer. In the event that (a) the Parties mutually agree that the Non-Selling Party is unable to effective provide the Second Line Support Services in a manner which complies with applicable Customer Policies and are unable to identify an alternative means of remotely providing the requisite Second Line Support Service or (b) a Customer does not permit the Non-Selling Party to access its network remotely and the Parties agree reasonably and in good faith that on-site support is required to address a critical Error in its Licensed Technology, the Non-Selling Party will dispatch the required Personnel to such Customer’s Designated Site(s) to perform the necessary Second Line Support Services to remedy and correct such critical Errors.

3.3.2     In the event that the Non-Selling Party fails to provide the Second Line Support Services to a Customer to remedy an Error in material breach of such Party’s obligations under Section 3.3.1, including after written notice of such breach (with reasonable detail demonstrating such breach) by the Selling-Party to the Non-Selling Party, the Parties shall discuss and agree reasonably and in good faith how such Second Line Support Services to remedy such Error shall be provided to such Customer, which at a minimum shall include at a minimum (i) the Selling Party’s right to use any SDKs and APIs included with the Non-Selling Party’s Licensed Technology to provide work-arounds, bug fixes, and enhancements to remedy any such Errors, which right each Party hereby grants to the other Party upon the occurrence of any such breach without cure, and (ii) reasonable training by the Non-Selling Party, at its sole expense, to the Selling Party’s Personnel as reasonably agreed by the Parties to enable such Personnel to provide such Second Line Support Services on behalf of the Non-Selling Party to such Customer(s). The Selling Party shall use commercially reasonable efforts to mitigate any damages to such Customer, including by seeking to timely provide and perform all such Second Line Support Services.

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3.3.3     In the case of each Addendum hereunder and solely where the Selling Party is Advantest, and then subject to the Selling Party’s [***] of [***] services [***] to the Non-Selling Party, establishment and maintenance of [***] with such [***], and the Selling Party’s payment of all costs associated with establishing and maintaining such [***], then at the request of the Selling Party, the Non-Selling Party in each case hereby agrees to [***] of the Non-Selling Party’s Technology included in an Integrated Product that is the subject of an Addendum hereunder if such software is not available in a PDF-hosted cloud instance, along with [***] to [***] it in accordance with the terms of this Agreement and the applicable Addendum (“[***] Materials”). Within [***] days of the Selling Party’s request in the case of each Addendum and payment by the Selling Party as set forth in the foregoing, the Non-Selling Party will enter into [***] providing for [***] the [***] Materials to the Non-Selling Party upon [***]. [***]: (i) the Non-Selling Party has [***] in which the Non-Selling Party is the [***]; (ii) an [***] by the Non-Selling Party for the [***]; (iii) the [***] the Non-Selling Party; (iv) any other [***] the Non-Selling Party’s [***]; (v) the Non-Selling Party has [***], in general, or [***], specifically; (vi) the Non-Selling Party has [***]. Subject to [***] by the Non-Selling Party to the [***] as/when due in accordance herewith, the Selling Party’s [***] such [***] Materials, which use thereof shall be limited to the specific license grants herein, including any Addenda hereunder. The Selling Party agrees not to exercise the foregoing right and license until the occurrence of [***]. For the avoidance of doubt, in the event of a [***] of such items hereunder, the Selling Party shall be responsible for [***] hereunder in compliance with the terms and conditions of this Agreement and applicable Addenda.

3.4     Parties’ Support Services. Each Party shall dedicate the Personnel reasonably necessary to provide its Support Services set forth herein, as may be further specified in the applicable Addendum.

3.5     Training. Each Party shall provide, at its sole expense and without charge to the other Party, ongoing training deemed necessary in the providing Party’s discretion to the other Party’s Personnel during the Term on the procedures and methods necessary to provide the First Line Support Services relative to its Licensed Technology to be Commercialized hereunder. Each Party shall provide training for these purposes at a location, date, and time to be mutually agreed on by the Parties. The Party performing the installation of the Integrated Product for a Customer shall provide reasonable instruction to such Customer necessary for such Customer’s operation of the Integrated Product, including the Non-Selling Party’s Licensed Technology therein.

3.6     Responsibility for Personnel. Each Party, respectively, shall remain responsible and liable for: (i) the supervision, coordination, and performance of that Party’s Personnel in connection with each Party’s provision of Support Services; and (ii) all acts and omissions of such Party’s Personnel, each of which shall be ascribed to the respective Party to the same extent as if such acts or omissions were by that respective Party itself. Any noncompliance by any Party’s Personnel with the provisions of this Agreement will constitute such Party’s breach hereof.

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4.     FEES

4.1     License Fees. In consideration for the licenses under Section 2.2, and the grant of the Customer Sublicense to a specific Customer thereunder, and the Non-Selling Party’s agreement to provide the Second Line Support Services pursuant to Section 3.3 for Integrated Products licensed to such Customer, the Selling Party shall pay to the Non-Selling Party the license fee for each Customer License as set forth in (i) Addendum 1 for the [***] System, or (ii) in any Addendum for a Future Integrated Product (the “License Fee”). The Selling Party shall provide a purchase order to the Non-Selling Party at the end of each [***] in which any Customer Licenses were in effect for the total License Fees due hereunder.

4.2     Payments. Except as otherwise set forth in this Agreement, the Selling Party shall pay all amounts owed to the Non-Selling Party within [***] after the Non-Selling Party’s invoice thereof is received by the Selling Party. All payments shall be made by the Selling Party at its cost in U.S. Dollar currency in irrevocable immediately available funds by bank transfer or in other form as agreed by the Parties. Failure to pay any amount not disputed in good faith and owed to the Non-Selling Party when due shall accrue late fees equal to [***] of the total unpaid for each full or partial [***] after the due date of such amount until payment of such amount by the Selling Party to the Non-Selling Party in accordance with this Section 4.2.

4.3     Audit. The Selling Party shall keep complete and accurate reasonable records of any and all Commercialization, Customer Agreements, Tools (on which any Integrated Product is installed), and Sales Price with respect to each Customer for no less than the duration of such Customer Agreement and a period of [***] after the end of each such Customer Agreement. The Non-Selling Party (or any representative thereof) may audit such records to verify the Selling Party’s compliance with this Agreement, the License Fees, and the calculation of the License Fees, owed under Section 4.1, provided that the Non-Selling Party may not audit such records more than [***] during any [***] period. The Non-Selling Party shall bear the cost of such audit, unless such audit discloses an underpayment of License Fees of [***] or more, in which case the Selling Party shall reimburse the Non-Selling Party for any reasonable costs actually incurred of such audit.

4.4     Taxes.

4.4.1     The Selling Party or any other applicable withholding agent shall be entitled to deduct and withhold taxes from the amounts payable pursuant to this Agreement to the Non-Selling Party the amounts required to be deducted and withheld under the Internal Revenue Code of 1986, as amended, or any provision of state, local or foreign tax law, with respect to the making of such payment; provided that the Selling Party shall use reasonable efforts to provide notice of any intention to withhold to the Non-Selling Party at least [***] prior to the payment thereof and shall use commercially reasonable efforts to cooperate in reducing the amount of any such withholding and provide the Non-Selling Party with reasonable documentation of such witholding. To the extent that amounts are so withheld and timely paid to the appropriate tax authority, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Non-Selling Party in respect of whom such deduction and withholding was made.

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4.4.2     Taxes specified in this Section 4.4.2 shall mean, if included in the gross price of an Integrated Product, sales or excise taxes, duties or other similar governmental charges (including any tax such as a value added or similar tax, and excluding any taxes based on, or in lieu of, income) relating to the sale of an Integrated Product, as adjusted for rebates and refunds.

4.5     Disputed Amounts. The Selling Party may reasonably and in good faith dispute any amount of any License Fees invoiced by the Non-Selling Party to the Selling Party within [***] after the Selling Party’s receipt of such invoice, provided that the Selling Party promptly pays the undisputed portion of such invoice and notifies the Non-Selling Party of such dispute within such [***]. The Parties will negotiate in good faith to resolve such payment dispute within [***] of Selling Party’s notice of such dispute. If any such undisputed portion is unpaid more than [***] after the Selling Party’s receipt of such invoice, the Non-Selling Party may, without limiting its rights or remedies, suspend all Second-Line Support Services relating to such dispute until such undisputed portion is paid in full. The Non-Selling Party will provide the Selling Party’s CFO written notice (email sufficient) that the Selling Party’s account is overdue at least [***] prior to suspending such Second-Line Support Services. Notwithstanding the foregoing, the Non-Selling Party shall only suspend the minimum portion of the Second-Line Support Services necessary to remediate the issue giving rise to the suspension until the outstanding accounts are resolved; provided that the Non-Selling Party shall not be permitted to suspend Second-Line Support Services due to a good faith dispute regarding an amount invoiced hereunder.

5.     CONFIDENTIALITY

The provisions of Section 6 of the Development Agreement are incorporated herein by reference to be applicable mutatis mutandis also under and for the purpose of this Agreement as if expressly set forth herein.

6.     TERM AND TERMINATION

6.1     Term. This Agreement shall be deemed to have commenced on the Effective Date and shall continue in effect until termination or expiration of this Agreement pursuant to Section 6.2 (the “Term”).

6.2     Termination. This Agreement may be terminated at any time:

6.2.1     By a Party without cause by providing [***] prior written notice of termination to the other Party if such terminating Party decides, in its sole discretion, that it is not feasible or commercially reasonable or desirable for it to continue this Agreement;

6.2.2     By a Party with cause by written notice of termination to the other Party if the other Party materially breaches this Agreement as reasonably identified in such written notice of termination, which termination shall be effective at the end of [***] days after such written notice of termination is given unless such breach is cured before the end of such [***] day period;

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6.2.3     By a Party with cause by written notice of termination effective immediately if the other Party: (i) is dissolved or liquidated or takes any corporate action for such purpose; (ii) becomes insolvent or is generally unable to pay its debts as they become due; (iii) becomes the subject of any voluntary or involuntary bankruptcy proceeding under any domestic or foreign bankruptcy or insolvency law; (iv) makes or seeks to make a general assignment for the benefit of its creditors; or (v) applies for, or consents to, the appointment of a trustee, receiver, or custodian for a substantial part of its property; or

6.2.4     By a Party by written notice of termination effective immediately: (i) if the other Party breaches any provision, or violates any of its obligations or duties under, Section 5, Section 10.2.1, Section 10.2.2, or Section 10.2.3, (ii) if and to the extent its continued performance of this Agreement would, or may in its reasonable opinion, contravene any local, state, national or international regulation or law, or (iii) if and to the extent such Party determines in its reasonable opinion that any actual or anticipated change in any Trade Restrictions presents a material adverse compliance risk to its continued performance under this Agreement. For the avoidance of doubt, a termination of this Agreement under this Setion 6.2.4 shall be deemed a termination for cause by such Party.

6.2.5     By Advantest immediately upon written notice to PDF upon the merger of PDF with, direct or indirect change of control of PDF to, or the sale or transfer of all or a substantial portion of all of the assets or business of PDF to, an Advantest Named Competitor. A termination under this Section 6.2.5 shall be deemed to be a termination for convenience by Advantest.

6.3     Effect of Termination or Expiration.

6.3.1     General Effect of Termination or Expiration. On the expiration or termination of this Agreement for any reason, except as set forth otherwise in Section 6.3.2 or Section 6.3.3:

(a)     All rights, licenses, and authorizations granted by a Party (including the Selling Party’s right to Commercialize Integrated Products, the licenses under Section 2.2, and the right to grant Customer Sublicenses or additional Customer Sublicenses, to extend any Customer Sublicense to additional instances of the Integrated Product or for use of Integrated Products with additional or other Tools or at additional or other Designated Sites) to the other Party, and all services and obligations owed by a Party to the other Party (including any Support Services) under this Agreement will immediately terminate, and each Party shall immediately cease all use of and other activities with respect to the other Party’s Confidential Information relating to this Agreement and promptly return all physical embodiments of any Confidential Information provided by the Disclosing Party.

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(b)     All amounts owed by a Party to the other Party of any kind under this Agreement (if any) shall be payable and due (i) no later than [***] days after the effective date of the expiration or termination, or (ii) the date on which such payment is due under this Agreement, whichever is earlier.

(c)     Any Customer Agreement, including any Customer Sublicense, shall not terminate or be otherwise effected by such expiration or termination; provided that the Selling Party shall not have the right to renew past the then-current Customer License (but without limiting any renewal rights or options of such Customer thereunder) any Customer Sublicense contained therein.

6.3.2     Effect of Advantest’s Termination for Convenience or PDF’s Termination for Cause. In the event that Advantest terminates this Agreement for convenience under Section 6.2.1 or PDF terminates for cause under Section 6.2.2, Section 6.2.3 or Section 6.2.4, PDF has the right, as determined in its sole discretion, to provide after such termination any or all Support Services for its Licensed Technology under Customer Licenses at such time for any Customer, in which case (i) PDF shall give written notice thereof (identifying the Customer(s) and such Support Services) to Advantest, (ii) PDF shall have the right to negotiate and discuss, and enter into agreements for, such provision of Support Services for such PDF Licensed Technology with such Customer(s) on terms mutually agreed by PDF with such Customer, and (iii) the Parties shall meet and confer to discuss the disposition of other then outstanding Customer Agreements, which may involve an assignment of such Customer Agreement to PDF.

6.3.3     Effect of PDF’s Termination for Convenience or Advantest’s Termination for Cause. In the event that PDF terminates this Agreement for convenience under Section 6.2.1 or Advantest terminates this Agreement for cause under Section 6.2.2, Section 6.2.3, Section 6.2.4 or Section 6.2.5the following provisions apply:

(a)     If and to the extent Advantest is required, under the terms of a Customer Agreement as in effect at the time of such termination, to grant additional Customer Sublicenses to such Customer, or to extend any Customer Sublicense to additional instances of an Integrated Product of such Customer or for use of an Integrated Product with additional or other Tools of such Customer or at additional or other Designated Sites of such Customer, Advantest’s rights under Section 2.2.1 continue to the extent of such requirement, limited to the maximum time such Customer Sublicense must be granted under terms of such Customer Agreement, and PDF shall, in such event, provide a mechanism for Advantest to issue license files for PDF Licensed Technology for such Integrated Products.

(b)     The Non-Selling Party shall, as required under the terms of a Customer Agreement as in effect at the time of such termination, continue to provide Second Line Support Services for its Licensed Technology in accordance with Section 3.3 for the remainder of the Customer License, subject to and in consideration for the Selling Party’s continued payment of ongoing License Fees with regard to such Customer in accordance with Section 4 throughout the term of such continuing Second Line Support Services obligation of the Non-Selling Party.

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(c)     In the event that the Non-Selling Party fails to provide the Second Line Support Services to a Customer for its Licensed Technology in breach of its obligations under Section 6.3.3(b), including after written notice of such breach (including reasonable detail demonstrating such breach) by the Selling Party to the Non-Selling Party, the Selling Party shall have the right and the obligation to use commercially reasonable efforts to provide such Second Line Support Services to such Customer for the time for which the Non-Selling Party would otherwise be obligated to do so under this Section 6.3.3(c), for which case only the Non-Selling Party hereby grants, subject only to the foregoing pre-condition, the Selling Party a non-exclusive, worldwide, royalty-free, non-transferable, non-assignable, non-sublicensable, limited license to use, reproduce, and modify (only using any SDK or API included in its Licensed Technology) its Licensed Technology licensed to such Customer as reasonably necessary for the Selling Party to provide the Second Line Support Services to such Customer.

(d)     The Non-Selling Party shall provide reasonable training, at its sole expense, to the Selling Party’s Personnel as reasonably required to enable the Selling Party’s Personnel to provide Second Line Support Services under Section 6.3.3(c).

6.4     Notice of Obsolescence. PDF acknowledges and agrees that, if PDF stops, materially limits, or discontinues the use, update, or maintenance of any significant feature or functionality of any module within the Exensio System any time before the expiration of the Term, PDF shall provide Advantest at least [***] prior written notice before PDF’s stopping, materially limiting, or discontinuing the use, update, or maintenance of any such feature or functionality.

6.5     Surviving Terms. The provisions set forth in the following sections, and any other right, obligation, or provision under this Agreement that, by its nature, should survive termination or expiration of this Agreement, will survive any expiration or termination of this Agreement: this Section 6.5, Section 1 (“Definitions”), Section 5 (“Confidentiality”), Section 6.3 (“Effect of Termination or Expiration”), [Section 6.4 (“Notice of Obsolescence”),] Section 7 (“Representations and Warranties”), Section 8 (“Limitations of Liability”), Section 9 (“Indemnity”), and Section 10 (“Miscellaneous”).

7.     REPRESENTATIONS AND WARRANTIES

7.1     Mutual Representations and Warranties. Each Party represents, warrants, and covenants to the other Party that:

7.1.1     It will provide the Support Services it is obligated to provide and perform under this Agreement in a professional manner through qualified Personnel;

7.1.2     It is duly organized, validly existing, and in good standing as a corporation or other entity under the laws and regulations of the jurisdiction of its incorporation or other organization;

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7.1.3     It has the full right, power, and authority to enter into and perform its obligations and grant the rights, licenses, and authorizations it grants and is required to grant under this Agreement;

7.1.4     The execution of this Agreement by its representative whose signature is set forth at the end of this Agreement has been duly authorized by all necessary corporate or organizational action of such Party;

7.1.5     It has not granted and will not grant any licenses or other contingent or non-contingent right, title, or interest under or relating to Intellectual Property Rights, or will not be under any obligation, that does or will conflict with or otherwise adversely affect this Agreement, including any Party’s representations, warranties, or obligations or rights or licenses hereunder; and

7.1.6     When executed and delivered by both Parties, this Agreement will constitute the legal, valid, and binding obligation of such Party, enforceable against such Party in accordance with its terms.

7.2     Warranty Disclaimer. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN SECTION 7.1 OF THIS AGREEMENT, NEITHER PARTY MAKES ANY, AND EACH PARTY HEREBY DISCLAIMS ALL, WARRANTIES AND REPRESENTATIONS OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, INCLUDING ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, WORKMANSHIP, SAFETY, ABSENCE OF ERRORS, ACCURACY, COMPLETENESS OF RESULTS, THE PROSPECTS OR LIKELIHOOD OF SUCCESS (FINANCIAL, REGULATORY, OR OTHERWISE) OF THE INTEGRATED PRODUCT OR THE VALIDITY, SCOPE, OR NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT.

8.     LIMITATIONS OF LIABILITY

8.1     EXCLUSION OF DAMAGES. EXCEPT IN CONNECTION WITH ANY INFRINGEMENT OR MISAPPROPRIATION BY A PARTY OF ANY INTELLECTUAL PROPERTY RIGHT OF THE OTHER PARTY, AND EXCLUDING LIABILITY UNDER, OR FOR BREACH OF, SECTION 5 (“CONFIDENTIALITY”) OR SECTION 9 (“INDEMNITY”), IN NO EVENT WILL EITHER PARTY BE LIABLE UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ITS SUBJECT MATTER UNDER ANY LEGAL OR EQUITABLE THEORY, INCLUDING BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, AND OTHERWISE, FOR ANY: (I) LOSS OF USE, DATA, BUSINESS, REVENUE, PROFIT, GOODWILL, OR REPUTATION; (II) BUSINESS INTERRUPTION, INCREASED COSTS, OR DIMINUTION IN VALUE; OR (III) CONSEQUENTIAL, INCIDENTAL, INDIRECT, EXEMPLARY, SPECIAL, ENHANCED, OR PUNITIVE DAMAGES, IN EACH CASE REGARDLESS OF WHETHER SUCH PERSONS WERE ADVISED OF THE POSSIBILITY OF SUCH LOSSES OR DAMAGES OR SUCH LOSSES OR DAMAGES WERE OTHERWISE FORESEEABLE, AND NOTWITHSTANDING THE FAILURE OF ANY AGREED OR OTHER REMEDY OF ITS ESSENTIAL PURPOSE.

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8.2     CAP ON MONETARY LIABILITY. EXCEPT AS MAY BE SET FORTH IN AN ADDENDUM OR IN CONNECTION WITH (1) ANY INFRINGEMENT OR MISAPPROPRIATION BY A PARTY OF ANY INTELLECTUAL PROPERTY RIGHT OF THE OTHER PARTY, (2) BREACH OF SECTION 5 (“CONFIDENTIALITY”), OR (3) THE PARTIES’ INDEMNIFICATION OBLIGATIONS UNDER SECTION 9 (“INDEMNITY”) OR SECTION 10.2.5, IN NO EVENT WILL THE COLLECTIVE AGGREGATE LIABILITY OF A PARTY ARISING OUT OF OR RELATED TO THIS AGREEMENT UNDER ANY LEGAL OR EQUITABLE THEORY, INCLUDING BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, AND OTHERWISE, SEPARATELY FOR EACH ADDENDUM, IN CONNECTION WITH ANY INTEGRATED PRODUCT UNDER AN ADDENDUM, EXCEED THE GREATER OF (a) [***] AND (b) [***] TIMES THE TOTAL LICENSE FEES PAID OR PAYABLE BY EITHER PARTY UNDER SUCH ADDENDUM IN THE PRECEDING [***] PERIOD. THE FOREGOING LIMITATIONS SHALL APPLY EVEN IF THE CUSTOMER’S REMEDIES UNDER THIS AGREEMENT FAIL OF THEIR ESSENTIAL PURPOSE.

9.     INDEMNITY

9.1     Indemnification Obligations. Each Party (the “Indemnitor”) shall, at its sole cost, defend the other Party (the “Indemnified Party”), its Affiliates, and its or their directors, officers, employees, independent contractors, agents, successors, and assigns (together with the Indemnified Party, the “Indemnitees”) against any pending or threatened claim, action, suit, litigation, arbitration or other proceeding brought by a third party (collectively, “Action”), and indemnify and hold harmless from and against all liabilities, expenses, costs, losses, fines, penalties, judgments, settlements, claims, awards, or damages (collectively, “Losses”) related to such Action (but which shall include reasonable attorneys’ fees, witness’s fees and defense costs for such Action only if the Indemnitor is obligated to defend an Indemnitee under this Section 9.1 against such Action and fails to provide such defense), to the extent caused by or resulting or arising from: (i) with the Selling Party as the Indemnitor and the Non-Selling Party as the Indemnified Party, any breach by the Selling Party of any representation, warranty, covenant, or obligation under any Customer Agreement, except to the extent that such breach by the Selling Party is caused by a breach by the Non-Selling Party or its Personnel under this Agreement; (ii) with the Non-Selling Party as the Indemnitor and the Selling Party as the Indemnified Party, any infringement or misappropriation, or allegation of infringement or misappropriation, of a third party’s Intellectual Property Right by an Integrated Product, or by the Commercialization of an Integrated Product in accordance with this Agreement, or by the use of an Integrated Product for the purpose intended by the Parties under this Agreement, in each case to the extent that such infringement or misappropriation, or allegation thereof, is caused by the Non-Selling Party’s Licensed Technology included in such Integrated Product or the use thereof for the purpose intended by the Parties under this Agreement; or (iii) any violation of law, negligence, or willful misconduct by the Indemnitor or its Personnel.

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9.2     Indemnification Procedure. The Indemnified Party shall: (i) promptly notify the Indemnitor in writing of the pending or threatened Action subject to such indemnity (the “Indemnified Action”) as soon as reasonably practicable after the Indemnified Party first becomes aware of such Indemnified Action; (ii) give the Indemnitor sole control of any defense and settlement of such Indemnified Action; and (iii) give, and shall cause the Indemnitees of PDF (if Advantest is the Indemnitor) or the Indemnitees of Advantest (if PDF is the Indemnitor) to give, to the Indemnitor reasonable assistance requested by the Indemnitor in connection with any such defense or settlement; provided that the Indemnitor shall pay any reasonable and necessary out-of-pocket costs incurred by the Indemnitees for such assistance. The Indemnitor shall not make, without the Indemnified Party’s express prior written consent, any admission, settlement or concession that may interfere or negatively impact any right, title or interest of an Indemnitee or obligate an Indemnitee other than the obligation to pay any Losses for which the Indemnitor is obligated to indemnify the Indemnitee. The Indemnitor will not be liable for the settlement of an Indemnified Action by an Indemnitee without the Indemnitor’s prior written consent unless the Indemnitor breaches its duty to defend hereunder regarding such Indemnified Action. If any Indemnified Action against the Indemnitees involves Losses subject to indemnity hereunder as well as other Losses, the Indemnitor shall nonetheless be fully responsible for defending, indemnifying and holding the Indemnitees harmless to the extent of those Losses that are subject to indemnity hereunder and shall provide reasonable cooperation to the Indemnitees’ counsel with respect to such other Losses asserted in the same Action.

10.     MISCELLANEOUS

10.1     Relationship of the Parties; No Third-Party Beneficiaries. The relationship between the Parties is that of independent contractors. Nothing contained in this Agreement constitutes, and shall not be construed as constituting or creating, any agency, partnership, joint venture, or other form of joint enterprise, employment, or fiduciary relationship between the Parties, including for United States federal income tax purposes, and neither Party shall have any right to obligate or bind the other Party in any manner whatsoever. Nothing herein contained shall give or is intended to give any rights of any kind to any third persons.

10.2     Compliance with Applicable Law.

10.2.1     General Compliance. In the exercise of their respective rights and the performance of their respective obligations under this Agreement, each Party shall comply with all applicable law, regulations, and governmental orders. Without limiting the generality of this Section 10.2.1, each Party will obtain and will maintain in full force and effect throughout the continuance of this Agreement all licenses, permits, authorizations, approvals, government filings, and registrations necessary or appropriate for the exercise of its rights and the performance of its obligations hereunder.

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10.2.2     United States Trade Restrictions. Without limiting the generality of Section 10.2.1, the Parties hereby acknowledge and agree as follows:

(a)     The Integrated Products, and any part thereof and any information related thereto, is or may be subject to export controls, including those under the laws and regulations of the United States, such as the Export Administration Regulations, 15 C.F.R. Parts 730-774. In the exercise of its rights, and the performance of its obligations under this Agreement, the Parties shall comply strictly with all such export control laws and regulations applicable to the Integrated Products or any part thereof or any information related thereto, and shall not export, re-export, transfer, divert or disclose the Integrated Products, or any part thereof or any information related thereto, directly or indirectly, to any destination, end-use, or end-user restricted or prohibited under such export controls.

(b)     Each Party’s ability to perform under this Agreement is subject to its own continued compliance with applicable U.S., Japanese, and other applicable export controls, as well as with applicable sanctions laws, rules and regulations, including those administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control prohibiting or restricting dealings with certain targeted territories and parties (collectively, the “Trade Restrictions”). Any refusal or failure by a Party to perform, in whole or in part, its obligations hereunder on account of compliance with any Trade Restrictions will not constitute a breach of any obligation under this Agreement by such Party, and the other Party hereby waives any and all claim against such Party for any legal recourse, including injunctive or declarative relief, loss, cost or expense, including consequential damages, that the other Party may have, incur, or be subject to by virtue of such refusal or cancellation.

10.2.3     Anti-Corruption and Anti-Bribery.

(a)     Without limiting the generality of Section 10.2.1, each Party agrees that it shall comply fully with any applicable foreign or domestic anti-corruption and anti-bribery laws and regulations (as amended from time to time), including the United States Foreign Corrupt Practices Act 1977, the UK Bribery Act 2010, any foreign or domestic laws to the extent applicable to it, including the Irish Criminal Justice (Corruption Offences) Act 2018 and any laws intended to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transaction (“Applicable Anti-Corruption Laws”).  Without limiting the generality of the foregoing obligation, each Party agrees that it shall not offer, pay, promise to pay, or authorize the payment or giving of, monies or any other thing of value, directly or indirectly, to any current or former Government Official, anyone acting on behalf of a Governmental Entity, or any employee, director or consultant of a non-government client or potential client, for the purpose of securing any improper or unfair advantage or obtaining or retaining business in connection with the activities contemplated hereunder.

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(b)     The term “Government Entity” means: (i) any agency, instrumentality, subdivision or other body of any national, regional, local or other government (including any telecommunications or broadcasting authority, any parliament or other legislative body, any military or law enforcement agency, etc.); (ii) any commercial or similar entities owned or controlled by such government, including any state-owned and state-operated companies; (iii) any political party; or (iv) any public international organization.

(c)     The term “Government Official” includes: (i) officers, employees or representatives of any national, regional, local or other Governmental Entity (as defined above); (ii) any individual who, although temporarily or without payment, holds a public position, employment, or function; (iii) officers, employees or representatives of companies in which a Governmental Entity owns an interest; (iv) any private person acting in an official capacity for or on behalf of any Governmental Entity (such as a consultant retained by a government agency); (v) candidates for political office at any level; (vi) political parties and their officials; (vii) royal family members, including ones who may lack formal authority, but could otherwise be influential in advancing either Party’s business interests; and (viii) officers, employees or representatives of public international organizations (such as the United Nations, World Bank, and International Monetary Fund).

10.2.4     Notification.

(a)     The Selling Party shall provide written notice to the Non-Selling Party no less than [***] in advance of any proposed Customer Agreement identifying therein the prospective Customer, with assurance that the proposed license, sale, or other provision of the Integrated Product to such Customer is permitted hereunder.

(b)     Customer-Specific Refusal and Termination Right. Notwithstanding any assurances provided by the Selling Party under 10.2.4(a), the Non-Selling Party has the right, in its sole discretion, immediately to exclude a Customer or prospective Customer from the license under Section 2.2.1 and the right thereunder to grant a Customer Sublicense thereunder to such Customer, or to require the Selling Party to terminate such Customer Sublicense with regard to such Customer if the Non-Selling Party reasonably determines that such Customer or prospective Customer presents a compliance risk to the Non-Selling party under any Trade Restriction.

10.2.5     Indemnity. Without limiting the rights and obligations under Section 9 (“Indemnity”) of this Agreement, each Party shall protect, indemnify, and hold harmless the other Party and its Affiliates from and against any claim, investigation, action, suit, litigation, arbitration, or other proceeding, and all liabilities, expenses, costs, reasonable attorneys’ fees and defense costs, losses, fines, penalties, judgments, settlements, claims, awards, or damages proceeding related to or arising from any third party claim based on: (i) the other Party’s breach of any representation, warranty, covenant, or obligation under this Section 10.2; or (ii) the other Party’s failure or omission to comply with any applicable Trade Restrictions and/or Applicable Anti-Corruption Laws.

10.3     Public Announcements. Without limiting the rights granted in Section 2.2.2, neither Party shall issue or release any announcement, statement, press release, or other publicity or marketing materials relating to this Agreement or, unless expressly permitted under this Agreement, otherwise use the other Party’s Marks without the prior written consent of the other Party (email sufficient), which shall not be unreasonably delayed or withheld.

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10.4     Notices. Any notice, request, consent, claim, demand, waiver, or other communication to be given or delivered to a Party under or by reason of a provision of this Agreement shall only have legal effect if in writing and shall be deemed to have been delivered to such Party when delivered personally to such Party, or emailed or sent to such Party by United States Postal Service (USPS), United Postal Service (UPS), Federal Express (FedEx) express service, or reputable express courier service, with return receipt or signature/reply confirmation, as applicable, and with the charges prepaid, to the following address and attention of such Party, or another address notified hereunder by such Party at least [***] in advance for notices, demands, or other communications, to:

If to Advantest:	Advantest America, Inc. Attn: CFO 3061 Zanker Road San Jose, CA 95134 (USA)
If to PDF:	PDF Solutions, Inc. Attn: CFO/General Counsel 2858 De La Cruz Boulevard Santa Clara, CA 95050 (USA) Legal.Department@pdf.com

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10.5     Interpretation. For the purposes of this Agreement and any Addendum: (i) any provision in the caption and recitals of this Agreement are part of this Agreement; (ii) any reference to any provision of a statute shall be construed as a reference to that provision as amended, re-enacted or extended at the relevant time; (iii) where this Agreement states that a Party “shall” or “will” perform in some manner or otherwise act or omit to act, it means that such Party is legally obligated to do so in accordance with this Agreement; (iv) the principle ejusdem generis shall not apply to any provision in this Agreement or any Addendum, schedule or exhibit attached hereto; (v) the term “including” means “including without limitation” and is intended by way of example and not limitation; (vi) the provisions of this Agreement shall not be interpreted against the drafter, and for purposes of any interpretation, both Parties shall be deemed to be drafters of this Agreement; (vii) all headings are intended solely for the convenience of the Parties, and none will be deemed to affect the meaning or construction of any provision hereof; (viii) words of any gender used in this Agreement are intended to include any other gender, and words in the singular number include the plural, and vice versa, unless the context clearly indicates otherwise; (ix) the word “or” is not exclusive; (x) the words “herein,” “hereof,” “hereby,” “hereto,” and “hereunder” refer to this Agreement as a whole; and (xi) references to an agreement, instrument, or other document means such agreement, instrument, or other document as amended, supplemented, and modified from time to time to the extent permitted by the provisions thereof.

10.6     Entire Agreement. This Agreement, together with any Addendum or other written agreement entered into by the Parties pursuant to this Agreement, constitutes the sole and entire agreement of the Parties with respect to the subject matter contained herein and therein and supersede all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter. For the avoidance of doubt, this Agreement is intended to govern the Parties rights and obligations with respect to the commercialization of Integrated Products. Any disputes or claims for indemnification with respect to any Integrated Product pertaining to the commercialization (including marketing and support) of such Integrated Product shall be governed exclusively by the terms of this Agreement. To the extent that any dispute or claim for indemnification with respect to any Integrated Product pertaining to the Development of such Integrated Product, such dispute or claim shall be governed by the terms of the Development Agreement and not this Agreement. Nothing in this Agreement is intended to limit or modify the Parties respective rights or obligations under the Development Agreement or any other agreements between the Parties or their Affiliates.

10.7     Assignment and Transfer. Neither Party may transfer this Agreement either in whole or in part or assign its rights or delegate its obligations hereunder, or grant any security interest, lien, or encumbrance in or to this Agreement or any right under this Agreement, without the prior written consent of the other Party; provided, however, that no consent shall be required in connection with any transfer of this Agreement to an Affiliate of such Party or in connection with any merger, reorganization, or consolidation of such Party or any of its Affiliates, or the sale or transfer of all or substantially all of the assets or business of such Party. Any attempted transfer, assignment, or delegation in contravention of the foregoing shall be null and void. This Agreement shall be binding upon and inure to the benefit of the permitted successors and assigns of the Parties.

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10.8     Amendment and Modification; Waiver. No term or provision of this Agreement may be amended, waived, changed, replaced, or removed except solely by a written amendment expressly identified as being an amendment to this Agreement and expressly identifying such term or provision if such written amendment is signed by each Party through its authorized representative therefor; any other amendment, waiver, change, replacement, or removal of any term or provision of this Agreement shall be invalid and unenforceable. No waiver of all or part of any right or remedy by a Party shall be valid or effective unless it is made in writing by an authorized representative of such Party and is expressly identified as being waived in such writing. A failure of either Party to exercise any right provided for herein shall not be deemed to be a waiver of any right hereunder; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.

10.9     Severability. If any provision of this Agreement is held to be invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction and the meaning of said provision will be construed, to the extent feasible, so as to render the provision enforceable, and if no feasible interpretation shall save such provision, it will be severed from the remainder of this Agreement, as appropriate. The remainder of this Agreement shall remain in full force and effect unless the severed provision is essential and material to the rights or benefits received by either Party hereunder. On such determination that any term or other provision is invalid, illegal, or unenforceable, the Parties shall use their best efforts to negotiate, in good faith, to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

10.10     Governing Law and Forum. THE VALIDITY, ENFORCEABILITY, AND PERFORMANCE OF THIS AGREEMENT, AND THE CONSTRUCTION AND INTERPRETATION OF ANY TERM AND ANY PROVISION IN THIS AGREEMENT, AND ANY DISPUTE UNDER OR RELATED TO THIS AGREEMENT, SHALL BE GOVERNED BY U.S. FEDERAL LAW AS APPLICABLE AND THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD OF ANY CONFLICT OF LAWS PROVISION THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION. WITH RESPECT TO ANY DISPUTE, EACH PARTY CONSENTS AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF, WAIVING ANY OBJECTIONS TO PERSONAL JURISDICTION IN, COMPETENT STATE AND FEDERAL COURTS IN THE STATE OF CALIFORNIA FOR ANY LITIGATION OR PROCEEDING, AND TO THE EXCLUSIVE VENUE OF SUCH LITIGATION OR PROCEEDING IN THE COUNTY OF SANTA CLARA, CALIFORNIA.

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10.11     Remedies and Injunctive Relief. Each Party recognizes that any actual or potential violation, breach, non-performance of, or default under, any provision in Section 2.2 (Licenses) and/or Section 5 (Confidentiality) of this Agreement and/or an infringement or other violation of either Party’s Intellectual Property Rights may cause irreparable injury to the other Party for which such other Party may have no adequate remedy at law. Therefore, each Party agrees that the other Party shall be entitled to seek injunctive relief or specific performance, without any requirement to post any bond, to enforce any obligation, agreement, covenant, term or condition, or to prove actual damages or that monetary damages are not an adequate remedy, under Sections 2.2 and/or 5. Such remedies are not exclusive and are in addition to all other remedies available to such other Party, all as such other Party elects in its sole discretion.

10.12     Counterparts. The Parties may execute this Agreement in multiple counterparts, each of which constitutes an original as against the Party that signed it, but all of which together are deemed to be one and the same agreement. This Agreement is effective upon the delivery of one executed counterpart from each Party to the other Party. The signatures of all parties need not appear on the same counterpart. The delivery of signed counterparts by facsimile or email transmission in portable document format (.pdf) or .tiff format that includes a copy of the sending Party’s signature(s), or by electronic signature, is as effective as signing and delivering the counterpart in person.

[Signature page follows.]

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement by their duly authorized representatives as of the Effective Date.

ADVANTEST AMERICA, INC.		PDF SOLUTIONS, INC.

By:	/s/ Douglas Lefever	By:	/s/ Adnan Raza

Name:	Douglas Lefever	Name:	Adnan Raza

Title:	President and CEO	Title:	CFO, and EVP, Fin.

Date:	July 29, 2020	Date:	July 29, 2020

[Signature Page to Master Commercial Terms and Support Services Agreement]